NEW COVENANT  INCOME FUND
Supplement dated August 27, 2010 to the
Prospectus and Statement of Additional Information dated November 1, 2009, as supplemented

Sterling Capital Management LLC (“Sterling Capital”) no longer serves as a sub-adviser to a portion of the assets of the New Covenant Income Fund (the “Income Fund”) and, consequently, all references to Sterling Capital in the Prospectus and Statement of Additional Information (“SAI”) are deleted.  Assets previously managed by Sterling Capital will be allocated between the remaining Income Fund sub-advisers, Robert W. Baird & Co. Incorporated and EARNEST Partners, LLC.

Please retain this Supplement with your Prospectus and SAI for future reference.